UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2017

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

This Form 8-K/A amends and supplements the Current Report on Form 8-K of the Company originally filed with the Securities and Exchange Commission on May 25, 2017.  The sole purpose for filing this Form 8-K/A is to disclose the Company’s determination with respect to the frequency of future non-binding advisory votes on the Company’s executive compensation by the Company’s shareholders (each a “say-on-pay” vote) as reflected in the second to last paragraph of Item 5.07 below.

Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 23, 2017.  The results of voting on each of the matters submitted to a vote are set forth below.

The following table presents the voting results of the election of Class III directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mr. John R. Fielder	25,919,640	473,179	7,589,353
Mr. James F. McNulty	25,864,088	528,731	7,589,353
Ms. Janice F. Wilkins	25,915,371	477,448	7,589,353

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the votes presented below.  95.0% of the total votes cast either in favor of or against the Company’s executive compensation plan were cast in favor of the plan.

•                  24,656,794 shares voted in favor

•                  1,298,078 shares voted against

•                  437,947 shares abstained from voting

•                  7,589,353 shares broker non-votes

The advisory proposal on the frequency of the vote on the compensation of the Company’s named executive officers, received the following votes:

•                  20,196,070 shares voted in favor of one year

•                  280,103 shares voted in favor of two years

•                  5,684,421 shares voted in favor of three years

•                  232,225 shares abstaining from voting

•                  7,589,353 shares broker non-votes

After considering the results of the shareholder advisory vote, on August 1, 2017 the Company’s Board of Directors, on the recommendation of the Nominating and Governance Committee, approved holding a say-on-pay vote every year until the next time that the shareholders vote on the frequency of future say-on-pay votes.

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 33,354,280 voting in favor of the appointment, 318,597 shares voting against the appointment and 309,295 shares abstaining from voting on the appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: August 2, 2017	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer